UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of Principal Executive Offices)	(Zip Code)

(515) 345-2902
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 29, 2017, Kevin J. Hovick, Executive Vice President and Chief Operating Officer for EMC Insurance Group Inc. (the “Company”), and a named executive officer of the Company, announced his retirement effective January 2, 2018. In connection with this announcement, Employers Mutual Casualty Company (“EMCC”), entered into a Retirement and Transition Agreement with Mr. Hovick dated August 29, 2017 (the “Agreement”), which is filed as Exhibit 10.2.8 to this Current Report on Form 8-K. The Agreement provides that Mr. Hovick will retire effective January 2, 2018, and will remain an employee of EMCC, and an officer of the Company and EMCC, until that time. The Agreement further provides that Mr. Hovick will assist the Company and EMCC with transition efforts during the remaining period of his employment, and that he will be available for a period of one year after his employment to further assist with the transition efforts as requested. In consideration of these services and a general waiver and release of claims, the Agreement provides that Mr. Hovick will receive the following: (a) continued salary and benefits through January 2, 2018; (b) separation pay equal to twelve months of his current base salary; (c) payments made under the Executive Annual and Long Term bonus plans paid in 2018 that were earned as an employee during 2017; (d) payments made under the Long Term bonus plan in 2019 and 2020 that are earned as a retiree; (e) payment of EMCC’s standard retiree recognition award, which is one day of pay for each full year of employment; and (f) a payment of $20,475.00, grossed up, to allow Mr. Hovick to purchase the company vehicle he currently drives.

As part of the Company’s and EMCC’s ongoing leadership development and succession planning, they plan to name a new COO at an appropriate time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.2.8	Retirement and Transition Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on August 30, 2017.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.2.8	Retirement and Transition Agreement